UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

April 11, 2022

Date of report (date of earliest event reported)

EKIMAS Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D565
Las Vegas, NV 89103
(Address of Principal Executive Offices)

(424) 256-8560

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 11, 2022, EKIMAS Corporation (the “Company”) issued a warrant, dated as of April 1, 2022 (the “Warrant”), to purchase 6,000,000 shares of its common stock, par value $0.001 per share (the “Warrant Shares”) to GK Partners ApS (the “Investor”), a private investor located in Denmark. The Warrant expires on December 31, 2023.

The exercise price of the Warrant is $1.00 per share, which was approximately 20% below the average trading price of the Company’s common stock on the date of issuance. The Company believes that such a discount is reasonable given that the shares to be issued under the Warrant will be restricted shares and thus, under Rule 144(i) under the Securities Act of 1933, as amended (the “Securities Act”), will not be eligible to be sold in the public markets until at least 12 months after the Company ceases to be a “shell” company and has satisfied the other requirements of Rule 144(i), including the requirement to be current in all filings under the Securities Exchange Act of 1934.

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Warrant and the Warrant Shares issuable upon exercise of the Warrant were and will be sold in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act, and Regulation S under the Securities Act, based in part on the representations of the Investor. There were no sales commissions paid pursuant to this transaction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1	Warrant dated as of April 1, 2022 issued by EKIMAS Corporation to GK Partners AsP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 12, 2022	EKIMAS Corporation

	By:	/s/ Bennett J. Yankowitz
Bennett J. Yankowitz
Chief Executive Officer